UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544
or
Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / DECEMBER 31, 2009

Legg Mason Western Asset

Government Securities Fund

Managed by	WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current return.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Partners Government Securities Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy was weak during the first half of the twelve-month reporting period ended December 31, 2009, the lengthiest recession since the Great Depression finally appeared to have ended during the second half of the year.

Looking back, the U.S. Department of Commerce reported that first quarter 2009 U.S. gross domestic product (“GDP”)i contracted 6.4%. The economic environment then started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department reported that third quarter 2009 GDP growth was 2.2%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as the advance estimate for GDP growth was 5.7%. The Commerce Department cited a slower drawdown in business inventories and consumer spending as contributing factors spurring the economy’s higher growth rate.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). PMI data subsequently showed that manufacturing expanded from September through December as well. In addition, December’s PMI reading of 55.9 was the highest since April 2006.

There were some mixed signals from the housing market toward the end of the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that month-over-month home prices rose for the sixth straight month in November. However, according to the National Association of Realtors, while existing home sales rose 7.4% in November, sales fell by nearly 17% in December.

Legg Mason Western Asset Government Securities Fund	I

Letter from the chairman continued

One area that remained weak — and could hamper the magnitude of economic recovery — was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate remained elevated during the reporting period. After reaching a twenty-six-year high of 10.1% in October 2009, the unemployment rate fell to 10.0% in November and remained unchanged the following month. Since December 2007, the unemployment rate has more than doubled and the number of unemployed workers has risen by more than eight million.

The Federal Reserve Board (“Fed”)iv continued to pursue an accommodative monetary policy during the reporting period. After reducing the federal funds ratev from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008 — a historic low — the Fed maintained this stance through the end of 2009 and during its first meeting in January 2010. In conjunction with its January 2010 meeting, the Fed said that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, Treasury yields were extremely low, given numerous “flights to quality” that were triggered by the fallout from the financial crisis in 2008. After starting the period at 0.76% and 2.25%, respectively, two- and ten-year Treasury yields then generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 1.14% and 3.85%, respectively. Over the twelve months ended December 31, 2009, longer-term yields moved higher than their shorter-term counterparts due to fears of future inflation given the government’s massive stimulus program. In a reversal from 2008, investor risk aversion faded during the twelve-month reporting period, driving spread sector (non-Treasury) prices higher. For the twelve months ended December 31, 2009, the Barclays Capital U.S. Aggregate Indexvi returned 5.93%.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid – sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

II	Legg Mason Western Asset Government Securities Fund

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 29, 2010

Legg Mason Western Asset Government Securities Fund	III

Letter from the chairman continued

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

IV	Legg Mason Western Asset Government Securities Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks high current return. Under normal circumstances, the Fund invests at least 80% of the value of its assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. These securities include U.S. Treasury securities and mortgage-related securities. The Fund may engage in forward roll transactions, also referred to as mortgage dollar rolls.

Instead of investing directly in particular securities, the Fund may gain exposure to a security or an issuer or a market by investing through the use of instruments such as derivatives.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the fixed-income market was impacted by the fallout from the financial crisis in 2008 and the subsequent return to more normal conditions given the aggressive actions taken by the Federal Reserve Board (“Fed”)i, the U.S. Department of the Treasury and other government entities.

The yields on two- and ten-year Treasuries began the fiscal year at 0.76% and 2.25%, respectively. As the reporting period began, we were beginning to emerge from a “flight to quality” that was triggered by the seizing credit markets. At the epicenter of the turmoil were the continued repercussions from the September 2008 bankruptcy of Lehman Brothers. During this time, investors were drawn to the relative safety of shorter-term Treasuries, causing their yields to decline, while riskier portions of the bond market performed poorly.

After initially falling, Treasury yields then began to move higher as economic conditions generally improved and there were concerns regarding the massive amount of new Treasury issuance that would be needed to fund the economic stimulus package. Two- and ten-year yields peaked in June 2009 at 1.42% and 3.98%, respectively, and then generally moved lower, falling to 0.67% and 3.21%, respectively, at the end of November. Yields then moved sharply higher in December given renewed concerns for future inflation. At

Legg Mason Western Asset Government Securities Fund 2009 Annual Report	1

Fund overview continued

the conclusion of the reporting period, two- and ten-year Treasury yields were 1.14% and 3.85%, respectively.

In the spring of 2009, conditions in the credit markets improved, there were signs that the economy was stabilizing and corporate profits were often better than expected. Collectively, this caused investor risk aversion to abate, triggering a strong rally in the spread sectors (non-U.S. Treasuries). Also supporting the spread sectors was robust demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities. With economic data often surprising on the upside as the fiscal year progressed, the spread sectors continued to rally during most of the remainder of the period. In sharp contrast to 2008 when Treasuries were the performance leaders, the spread sectors handily outperformed Treasuries in 2009. The overall bond market, as measured by the Barclays Capital U.S. Aggregate Indexii, gained 5.93% during the twelve months ended December 31, 2009.

Q. How did we respond to these changing market conditions?

A. We made several adjustments to the Fund during the twelve-month reporting period. We significantly reduced our exposure to agency mortgage-backed securities (“MBS”), finding them less attractive as their spreads had narrowed given the government’s direct purchase of these securities. With the government set to phase out its purchasing program, we determined that more attractive opportunities could be found in other areas of the market. In contrast, we increased our Treasury positions to add diversification to the Fund. We also allowed the Fund’s cash position to move higher as we looked for compelling opportunities in the marketplace.

During the reporting period, we utilized Eurodollar futures/options and Treasury futures/options to manage the portfolio’s durationiii and yield curveiv exposure. Interest rate swaps were used to manage our interest rate exposure throughout the yield curve. We employed Euro-bund futures to gain exposure to the German yield curve. Overall, the use of these instruments was a positive for performance.

Performance review

For the twelve months ended December 31, 2009, Class A shares of Legg Mason Western Asset Government Securities Fund, excluding sales charges, returned 9.11%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Mortgage-Backed Securities Indexv, returned 5.89% over the same time frame. The Lipper U.S. Mortgage Funds Category Average1 returned 9.10% for the same period.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 100 funds in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Western Asset Government Securities Fund 2009 Annual Report

PERFORMANCE SNAPSHOT as of December 31, 2009 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
Legg Mason Western Asset Government Securities Fund:
Class 1[1]	5.59%	9.26%
Class A	5.57%	9.11%
Class B	5.12%	8.33%
Class C	5.12%	8.26%
Class I	5.63%	9.35%
Barclays Capital U.S. Mortgage-Backed Securities Index	2.89%	5.89%
Lipper U.S. Mortgage Funds Category Average[2]	4.81%	9.10%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2009 for Class 1, A, B, C and I shares were 2.93%, 2.57%, 2.04%, 1.99% and 2.81%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class 1, A, B, C and I shares would have been 2.87%, 2.57%, 2.04%, 1.99% and 2.77%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Fund’s most current prospectus dated April 30, 2009, as supplemented September 18, 2009, the gross total operating expense ratios for Class 1, Class A, Class B, Class C and Class I shares were 0.77%, 0.97%, 1.60%, 1.66% and 0.91%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class 1 shares will not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.25%.

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.85% for Class I shares.

These expense limitations cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

[1]

Effective July 27, 2007, the Fund’s Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date may continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 103 funds for the six-month period and among the 100 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Western Asset Government Securities Fund 2009 Annual Report	3

Fund overview continued

Q. What were the leading contributors to performance?

A. The Fund’s overweight exposure to non-agency MBS was the largest contributor to relative performance during the reporting period. This asset class generated strong results as housing data improved and there was positive sentiment surrounding the launch of the Public-Private Investment Program (“PPIP”). Our security selection of thirty-year agency MBS was also rewarded, in particular our securities issued by Fannie Mae. The Fund’s overweight to U.S. Treasury Inflation-Protected Securities (“TIPS”)vi benefited performance as the economy strengthened and inflationary concerns increased. Elsewhere, our yield curve positioning contributed to results, as we emphasized intermediate-term bonds during much of the reporting period.

Q. What were the leading detractors from performance?

A. Our underweight exposures to thirty-year GNMA and fifteen-year and twenty-year Fannie Mae and Freddie Mac agency MBS detracted from results. These positions outperformed the benchmark over the reporting period, aided by the government’s ongoing purchasing of these securities. In addition, an overall longer duration than that of the benchmark also detracted as rates rose across the yield curve during the fiscal year.

Thank you for your investment in Legg Mason Western Asset Government Securities Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 19, 2010

4	Legg Mason Western Asset Government Securities Fund 2009 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 19 for a list and percentage breakdown of the Fund’s holdings.

RISKS: Keep in mind, fixed-income securities are subject to interest rate, credit and market risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The U.S. government guarantee of principal and interest payments only applies to underlying securities in the Fund’s portfolio, not the Fund’s shares. Please note that the Fund’s shares are not guaranteed by the U.S. government or its agencies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[v]

The Barclays Capital U.S. Mortgage-Backed Securities Index is an unmanaged index composed of agency mortgage-backed pass-through securities, both fixed-rate and hybrid adjustable-rate mortgages, issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

vi

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

Legg Mason Western Asset Government Securities Fund 2009 Annual Report	5

Fund at a glance† (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

†	The bar graphs above represent the composition of the Fund’s investments as of December 31, 2009 and December 31, 2008 and do not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason Western Asset Government Securities Fund 2009 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2009 and held for the six months ended December 31, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class 1	5.59%	$1,000.00	$1,055.90	0.73%	$3.78
Class A	5.57	1,000.00	1,055.70	0.98	5.08
Class B	5.12	1,000.00	1,051.20	1.61	8.32
Class C	5.12	1,000.00	1,051.20	1.61	8.32
Class I	5.63	1,000.00	1,056.30	0.84	4.35

[1]	For the six months ended December 31, 2009.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Western Asset Government Securities Fund 2009 Annual Report	7

Fund expenses (unaudited) continued

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN [1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class 1	5.00%	$1,000.00	$1,021.53	0.73%	$3.72
Class A	5.00	1,000.00	1,020.27	0.98	4.99
Class B	5.00	1,000.00	1,017.09	1.61	8.19
Class C	5.00	1,000.00	1,017.09	1.61	8.19
Class I	5.00	1,000.00	1,020.97	0.84	4.28

[1]	For the six months ended December 31, 2009.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8	Legg Mason Western Asset Government Securities Fund 2009 Annual Report

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS 1	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 12/31/09	9.26%	9.11%	8.33%	8.26%	9.35%
Five Years Ended 12/31/09	4.30	4.10	3.48	3.52	4.47
Ten Years Ended 12/31/09	N/A	5.27	4.81	4.75	5.66
Inception* through 12/31/09	5.20	5.40	N/A	4.66	5.30

	WITH SALES CHARGES[3]
	CLASS 1[4]	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 12/31/09	9.26%	4.49%	3.83%	7.26%	9.35%
Five Years Ended 12/31/09	2.86	3.20	3.31	3.52	4.47
Ten Years Ended 12/31/09	N/A	4.82	4.81	4.75	5.66
Inception* through 12/31/09	4.41	5.14	N/A	4.66	5.30

CUMULATIVE TOTAL RETURNS[1]
WITHOUT SALES CHARGES[2]
Class 1 (Inception date of 9/12/00 through 12/31/09)	60.21%
Class A (12/31/99 through 12/31/09)	67.17
Class B (12/31/99 through 12/31/09)	60.01
Class C (12/31/99 through 12/31/09)	59.07
Class I (12/31/99 through 12/31/09)	73.39

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSCs with respect to Class B and C shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 4.25%. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

[4]	Includes the effect of the 6.75% initial sales charge for periods prior to July 27, 2007. Effective July 27, 2007, Class 1 shares were closed to all purchases and incoming exchanges.

*	Inception dates for Class 1, A, B, C and I shares are September 12, 2000, November 6, 1992, March 20, 1984, February 4, 1993 and February 7, 1996, respectively.

Legg Mason Western Asset Government Securities Fund 2009 Annual Report	9

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A, B, C AND I SHARES OF LEGG MASON WESTERN ASSET
GOVERNMENT SECURITIES FUND VS. BARCLAYS CAPITAL U.S. MORTGAGE-BACKED SECURITIES INDEX
AND LIPPER U.S. MORTGAGE FUNDS CATEGORY AVERAGE† — December 1999 - December 2009

†	Hypothetical illustration of $10,000 invested in Class A, B, C and I shares of Legg Mason Western Asset Government Securities Fund on December 31, 1999, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2009. The Barclays Capital U.S. Mortgage-Backed Securities Index is an unmanaged index composed of agency mortgage-backed pass-through securities, both fixed-rate and hybrid adjustable-rate mortgages, issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper U.S. Mortgage Funds Category Average is composed of the Fund’s peer group of mutual funds. The performance of the Fund’s other class may be greater or less than the Class A, B, C and I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

10	Legg Mason Western Asset Government Securities Fund 2009 Annual Report

Schedule of investments

December 31, 2009

LEGG MASON WESTERN ASSET GOVERNMENT SECURITIES FUND
FACE AMOUNT	SECURITY	VALUE

MORTGAGE-BACKED SECURITIES — 75.8%
	FHLMC — 8.4%
	Federal Home Loan Mortgage Corp. (FHLMC):
$16,917	8.000% due 7/1/20(a)	$18,582
757,257	9.500% due 1/1/21(a)	845,617
184,081	3.340% due 2/1/32(a)(b)	187,475
1,425,472	3.403% due 4/1/32(a)(b)	1,467,857
504,301	3.278% due 5/1/32(a)(b)	517,203
274,031	2.752% due 7/1/32(a)(b)	281,148
1,522,609	5.000% due 8/1/33(a)	1,567,891
1,992,306	4.054% due 4/1/34(a)(b)	2,050,131
464,449	6.197% due 12/1/36(a)(b)	493,951
1,332,101	6.129% due 1/1/37(a)(b)	1,425,935
266,242	5.692% due 2/1/37(a)(b)	281,745
534,054	6.399% due 2/1/37(a)(b)	565,561
1,168,904	5.747% due 4/1/37(a)(b)	1,240,105
1,215,622	5.628% due 5/1/37(a)(b)	1,288,155
604,956	5.883% due 5/1/37(a)(b)	642,735
697,779	5.904% due 5/1/37(a)(b)	742,925
5,891,913	5.813% due 11/1/37(a)(b)	6,260,161
1,013,644	5.593% due 12/1/37(a)(b)	1,073,460
	Gold:
1,913,058	6.000% due 7/1/10 - 1/1/32(a)	2,052,058
2,803,829	7.000% due 5/1/11 - 7/1/32(a)	3,082,535
4,526,539	6.500% due 1/1/16 - 4/1/37(a)	4,861,679
5,982	8.000% due 12/1/19(a)	6,497
13,074,104	5.500% due 7/1/21 - 4/1/38(a)	13,802,279
6,456,397	5.000% due 9/1/33(a)	6,648,407
200,000	5.000% due 1/13/40(a)(c)	205,094
	Total FHLMC	51,609,186
	FNMA — 56.8%
	Federal National Mortgage Association (FNMA):
2,611,667	7.000% due 5/1/11 - 6/1/32(a)	2,899,750
6,314	12.500% due 9/1/15 - 1/1/16(a)	7,174
22,012	12.000% due 1/1/16(a)	25,624
56,375,223	5.500% due 5/1/16 - 6/1/38(a)	59,240,257
11,969,390	6.500% due 7/1/16 - 11/1/37(a)	12,872,130
39,393,208	5.000% due 2/1/18 - 8/1/38(a)	40,626,113
351,784	8.500% due 8/1/19 - 10/1/30(a)	400,316
524	11.500% due 9/1/19(a)	584

See Notes to Financial Statements.

Legg Mason Western Asset Government Securities Fund 2009 Annual Report	11

Schedule of investments continued

December 31, 2009

LEGG MASON WESTERN ASSET GOVERNMENT SECURITIES FUND
FACE AMOUNT	SECURITY	VALUE

	FNMA — 56.8% continued
$6,673	10.500% due 8/1/20(a)	$7,657
10,150,000	4.500% due 1/19/25 - 1/13/40(a)(c)	10,143,239
81,100,000	5.000% due 1/19/25 - 1/13/40(a)(c)	83,242,109
1,238,436	7.500% due 8/1/28 - 4/1/32(a)	1,397,820
110,575,361	6.000% due 2/1/29 - 12/1/37(a)	117,394,019
93,720	3.053% due 6/1/32(a)(b)	95,671
1,887,400	4.352% due 1/1/35(a)(b)	1,940,149
1,198,942	4.679% due 1/1/35(a)(b)	1,235,458
922,718	2.770% due 2/1/35(a)(b)	957,009
658,695	4.572% due 2/1/35(a)(b)	677,555
377,220	3.546% due 9/1/35(a)(b)	389,595
736,538	5.827% due 6/1/36(a)(b)	781,036
1,329,818	5.721% due 7/1/37(a)(b)	1,391,233
3,402,738	6.457% due 7/1/37(a)(b)	3,641,993
9,311,691	4.500% due 3/1/38 - 4/1/38(a)	9,307,774
300,000	5.500% due 1/13/40(a)(c)	314,062
	Total FNMA	348,988,327
	GNMA — 10.6%
	Government National Mortgage Association (GNMA):
173,505	8.500% due 6/15/25	200,066
2,720,331	7.000% due 2/15/28 - 11/15/31	3,029,686
458,973	7.500% due 4/15/29 - 10/15/31	517,464
17,731,714	6.500% due 10/15/31 - 9/20/36	18,965,758
2,329,128	6.000% due 11/15/32 - 11/15/37	2,484,548
19,226,916	5.000% due 5/15/33 - 9/15/33	19,930,650
5,000,000	4.000% due 1/21/40(c)	4,819,706
1,500,000	4.500% due 1/21/40(c)	1,499,378
12,800,000	5.000% due 1/21/40(c)	13,158,067
300,000	6.000% due 1/21/40(c)	317,281
	Total GNMA	64,922,604
	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $449,498,001)	465,520,117
ASSET-BACKED SECURITIES — 3.9%
FINANCIALS — 3.9%
	Credit Card — 0.4%
2,818,718	Compucredit Acquired Portfolio Voltage Master Trust, 0.403% due 9/15/18(b)(d)	2,114,039

See Notes to Financial Statements.

12	Legg Mason Western Asset Government Securities Fund 2009 Annual Report

LEGG MASON WESTERN ASSET GOVERNMENT SECURITIES FUND
FACE AMOUNT	SECURITY	VALUE

	Home Equity — 3.3%
$64,914	Aames Mortgage Investment Trust, 0.381% due 8/25/35(b)(d)	$62,487
	ACE Securities Corp.:
215,296	0.361% due 2/25/31(b)	161,719
1,451,111	0.751% due 4/25/34(b)	1,114,037
1,254,046	0.401% due 1/25/36(b)	106,182
684,953	0.581% due 2/25/36(b)	586,804
312,407	0.631% due 8/25/45(b)	260,775
449,626	Ameriquest Mortgage Securities Inc., 0.601% due 8/25/34(b)	425,740
1,480,636	Argent Securities Inc., 3.623% due 5/25/34	1,195,832
1,160,515	Bayview Financial Acquisition Trust, 0.501% due 4/28/36(b)	757,781
45,230	Bear Stearns Asset-Backed Securities Trust, 0.581% due 9/25/34(b)	43,889
	Countrywide Asset-Backed Certificates:
144,674	4.800% due 5/25/32(b)	92,249
1,467,093	0.561% due 7/25/36(b)(d)	659,662
1,688,072	1.131% due 10/25/47(b)	1,087,993
	Countrywide Home Equity Loan Trust:
981,309	0.523% due 2/15/34(b)	427,315
2,827,190	0.493% due 5/15/34(b)(d)	616,893
329,619	0.373% due 7/15/36(b)	117,380
355,552	0.983% due 8/15/37(b)	252,160
2,312,158	EMC Mortgage Loan Trust, 0.681% due 12/25/42(b)(d)	1,340,880
656,643	GMAC Mortgage Corp. Loan Trust, 0.441% due 11/25/36(b)	249,156
	GSAMP Trust:
248,144	0.631% due 2/25/33(b)	139,653
1,377,559	0.831% due 6/25/34(b)	1,108,157
136,392	0.321% due 5/25/36(b)	11,736
431,997	Indymac Seconds Asset Backed Trust, 0.361% due 6/25/36(b)	41,103
	Lehman XS Trust:
743,040	0.531% due 11/25/35(b)	425,479
13,178	0.301% due 6/25/46(b)	13,038
798,378	0.301% due 8/25/46(b)	717,067
967,953	Long Beach Mortgage Loan Trust, 1.056% due 9/25/31(b)	568,652
2,020,043	Merrill Lynch First Franklin Mortgage Loan Trust, 1.731% due 10/25/37(b)	1,231,007
777,591	Morgan Stanley Mortgage Loan Trust, 0.381% due 3/25/36(b)	117,306
58,216	New Century Home Equity Loan Trust, 1.881% due 11/25/33(b)	42,482
1,444,603	Novastar Home Equity Loan, 0.911% due 9/25/33(b)	809,354

See Notes to Financial Statements.

Legg Mason Western Asset Government Securities Fund 2009 Annual Report	13

Schedule of investments continued

December 31, 2009

LEGG MASON WESTERN ASSET GOVERNMENT SECURITIES FUND
FACE AMOUNT	SECURITY	VALUE

	Home Equity — 3.3% continued
	RAAC Series:
$2,089,465	0.501% due 5/25/36(b)(d)	$1,006,257
155,865	0.481% due 2/25/37(b)(d)	96,570
940,576	Renaissance Home Equity Loan Trust, 0.731% due 12/25/33(b)	772,807
278,505	Residential Funding Securities Corp., 0.681% due 6/25/33(b)(d)	215,957
	SACO I Trust:
879,626	0.401% due 3/25/36(b)	131,362
1,324,410	0.361% due 6/25/36(b)	234,098
290,174	0.361% due 7/25/36(b)	41,294
468,868	Structured Asset Investment Loan Trust, 0.911% due 1/25/33(b)	364,573
853,101	Structured Asset Securities Corp., 0.341% due 2/25/36(b)(d)	62,292
	Truman Capital Mortgage Loan Trust:
4,669,095	0.491% due 3/25/36(b)(d)(e)	2,381,239
565,781	0.661% due 3/25/37(b)(d)(e)	313,443
	Total Home Equity	20,403,860
	Student Loan — 0.2%
1,030,000	Nelnet Student Loan Trust, 1.762% due 4/25/24(b)	1,077,537
66,267	SLM Student Loan Trust, 0.272% due 7/25/17(b)	66,247
	Total Student Loan	1,143,784
	TOTAL ASSET-BACKED SECURITIES (Cost — $42,380,547)	23,661,683
COLLATERALIZED MORTGAGE OBLIGATIONS — 8.9%
	Adjustable Rate Mortgage Trust:
1,227,578	0.501% due 2/25/36(b)	672,140
9,559,877	Whole Loan, 5.051% due 7/25/35(b)	6,840,025
	American Home Mortgage Assets:
2,360,660	0.421% due 10/25/46(b)	1,131,408
1,754,983	0.628% due 12/25/46(b)	857,466
34,725	American Home Mortgage Investment Trust, 0.311% due 6/25/46(b)	32,409
60,000	Banc of America Commercial Mortgage Inc., 5.627% due 6/10/49(b)	50,302
3,001,191	Banc of America Funding Corp., 3.573% due 11/20/35(b)	1,988,680
509,186	Bear Stearns Alternate-A Trust, 0.911% due 9/25/34(b)	373,075
251,291	Bear Stearns ARM Trust, 3.549% due 2/25/36(b)	151,820
1,269,917	CBA Commercial Small Balance Commercial Mortgage, 0.481% due 6/25/38(b)(d)(e)	660,357
	Countrywide Alternative Loan Trust:
1,410,483	0.521% due 5/25/34(b)	1,072,944
573,613	0.491% due 6/25/35(b)	310,979

See Notes to Financial Statements.

14	Legg Mason Western Asset Government Securities Fund 2009 Annual Report

LEGG MASON WESTERN ASSET GOVERNMENT SECURITIES FUND
FACE AMOUNT	SECURITY	VALUE

$1,522,420	0.463% due 7/20/35(b)	$806,444
139,056	1.942% due 7/20/35(b)	65,233
589,042	0.561% due 10/25/35(b)	308,205
151,076	0.563% due 11/20/35(b)	79,533
151,076	0.611% due 11/20/35(b)	34,361
101,147	0.501% due 1/25/36(b)	53,643
832,530	0.531% due 1/25/36(b)	402,607
580,803	0.433% due 7/20/46(b)	258,524
988,894	0.421% due 9/25/46(b)	442,802
	Countrywide Home Loan:
1,004,346	5.250% due 11/25/33	971,058
	Mortgage Pass-Through Trust:
359,515	0.531% due 5/25/35(b)	195,893
164,449	Whole Loan, 3.725% due 5/19/33(b)	149,089
	Countrywide Home Loans:
870,177	0.631% due 11/25/34(b)(d)	651,937
438,269	0.651% due 11/25/34(b)(d)	354,074
195,490	0.591% due 3/25/35(b)(d)	152,857
2,477,054	0.631% due 9/25/35(b)(d)	1,861,852
1,697,649	0.651% due 7/25/36(b)(d)	1,282,115
629,379	CS First Boston Mortgage Securities Corp., Whole Loan, 7.500% due 5/25/32	565,564
2,020,000	Deutsche Mortgage Securities Inc., 5.153% due 6/26/35(b)(d)	1,394,084
	Federal Home Loan Mortgage Corp. (FHLMC):
121,832	4.500% due 4/15/32(a)	117,852
938,592	PAC, IO, 5.000% due 5/15/23(a)(f)	94,904
70,000	GE Capital Commercial Mortgage Corp., 5.543% due 12/10/49	56,960
194,592	Greenpoint Mortgage Funding Trust, 0.331% due 9/25/46(b)	187,000
	GSMPS Mortgage Loan Trust:
3,096,555	5.020% due 6/25/34(b)(d)	2,339,697
2,619,785	0.581% due 1/25/35(b)(d)	2,042,627
338,679	0.581% due 9/25/35(b)(d)	251,532
	Harborview Mortgage Loan Trust:
563,433	0.443% due 11/19/36(b)	331,284
997,418	0.433% due 9/19/46(b)	510,448
	IMPAC CMB Trust:
366,752	1.011% due 10/25/34(b)	262,797
1,149,753	0.971% due 11/25/34(b)	767,743
1,023,619	0.931% due 3/25/35(b)	716,514
	IMPAC Secured Assets Corp.:
200,248	1.031% due 11/25/34(b)	179,085

See Notes to Financial Statements.

Legg Mason Western Asset Government Securities Fund 2009 Annual Report	15

Schedule of investments continued

December 31, 2009

LEGG MASON WESTERN ASSET GOVERNMENT SECURITIES FUND
FACE AMOUNT	SECURITY	VALUE

$700,745	0.551% due 3/25/36(b)	$270,383
96,034	0.431% due 5/25/36(b)	26,099
	Indymac Index Mortgage Loan Trust:
423,454	4.183% due 3/25/35(b)	268,847
1,489,845	5.256% due 10/25/35(b)	1,128,228
399,315	Luminent Mortgage Trust, 0.421% due 5/25/46(b)	177,491
	MASTR ARM Trust:
28,822	3.911% due 12/25/34(b)	17,729
342,985	0.441% due 4/25/46(b)	155,741
437,398	0.431% due 5/25/47(b)	207,373
1,378,321	MASTR Reperforming Loan Trust, 5.820% due 5/25/36(b)(d)	1,214,237
105,000	Merrill Lynch Mortgage Trust, 5.656% due 5/12/39(b)	102,808
	Morgan Stanley Mortgage Loan Trust:
491,108	3.991% due 8/25/34(b)	365,638
99,136	0.301% due 6/25/36(b)	72,610
	Nomura Asset Acceptance Corp.:
151,108	6.500% due 3/25/34(d)	145,374
229,632	6.500% due 10/25/34(b)(d)	213,969
704,812	Novastar Mortgage-Backed Notes, 0.421% due 9/25/46(b)	331,630
	Prime Mortgage Trust:
898,944	0.731% due 2/25/35(b)	629,809
3,071,148	6.000% due 5/25/35(d)	2,582,981
113,784	Provident Funding Mortgage Loan Trust, 4.306% due 5/25/35(b)	89,995
65,066	Puma Finance Ltd., 0.675% due 8/9/35(b)(d)	61,486
	Structured ARM Loan Trust:
3,104,520	3.487% due 8/25/34(b)	2,712,680
185,133	1.790% due 11/25/34(b)	140,700
475,033	0.481% due 2/25/35(b)	299,887
213,559	0.461% due 5/25/35(b)	114,752
3,364,862	5.172% due 5/25/35(b)	2,401,459
	Structured Asset Mortgage Investments Inc.:
440,965	0.411% due 7/25/46(b)	222,898
330,724	0.421% due 7/25/46(b)	165,621
	Structured Asset Securities Corp.:
1,622,123	3.270% due 9/25/33(b)	1,442,253
517,403	0.581% due 3/25/35(b)(d)	394,259
2,007,117	0.581% due 4/25/35(b)(d)	1,552,538
765,551	0.581% due 6/25/35(b)(d)	575,270
	Thornburg Mortgage Securities Trust:
173,784	6.196% due 9/25/37(b)	139,113

See Notes to Financial Statements.

16	Legg Mason Western Asset Government Securities Fund 2009 Annual Report

LEGG MASON WESTERN ASSET GOVERNMENT SECURITIES FUND
FACE AMOUNT	SECURITY	VALUE

$171,035	6.209% due 9/25/37(b)	$136,832
78,438	0.681% due 3/25/44(b)	73,720
3,695,307	Voyager Countywide Delaware Trust, 0.483% due 3/16/30(b)(d)(f)	1,011,758
	Washington Mutual Inc., Mortgage Pass-Through Certificates:
2,296,695	0.551% due 8/25/45(b)	1,606,576
181,880	0.521% due 10/25/45(b)	130,555
350,698	0.511% due 11/25/45(b)	206,239
1,356,373	0.501% due 12/25/45(b)	920,446
147,103	0.521% due 12/25/45(b)	93,745
304,859	Whole Loan, 2.912% due 6/25/33(b)	290,408
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $73,615,999)	54,724,060
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 7.8%
	U.S. Government Agencies — 1.9%
10,000,000	Federal Home Loan Bank (FHLB), 1.050% due 2/23/10	10,012,720
1,930,000	Federal National Mortgage Association (FNMA), Subordinated Notes, 6.250% due 2/1/11(a)	2,028,133
	Total U.S. Government Agencies	12,040,853
	U.S. Government Obligations — 5.9%
	U.S. Treasury Bonds:
6,870,000	4.500% due 8/15/39	6,716,504
4,130,000	4.375% due 11/15/39	3,954,479
	U.S. Treasury Notes:
8,810,000	2.375% due 10/31/14	8,717,081
1,400,000	2.125% due 11/30/14	1,367,300
14,620,000	3.000% due 9/30/16	14,353,872
920,000	3.125% due 10/31/16	908,716
60,000	4.000% due 8/15/18	61,299
	Total U.S. Government Obligations	36,079,251
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $49,410,346)	48,120,104
U.S. TREASURY INFLATION PROTECTED SECURITIES — 0.2%
	U.S. Government Obligation — 0.2%
1,097,467	U.S. Treasury Bonds, Inflation Indexed, 2.500% due 1/15/29 (Cost — $1,128,610)	1,179,862
SHARES
PREFERRED STOCKS — 0.0%
FINANCIALS — 0.0%
	Thrifts & Mortgage Finance — 0.0%
81,075	Federal Home Loan Mortgage Corp. (FHLMC), 8.375%(a)(b)*	85,129

See Notes to Financial Statements.

Legg Mason Western Asset Government Securities Fund 2009 Annual Report	17

Schedule of investments continued

December 31, 2009

LEGG MASON WESTERN ASSET GOVERNMENT SECURITIES FUND
SHARES	SECURITY	VALUE

	Thrifts & Mortgage Finance — 0.0% continued
58,275	Federal National Mortgage Association (FNMA), 8.250%(a)(b)*	$64,102
	TOTAL PREFERRED STOCKS (Cost — $3,483,750)	149,231
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $619,517,253)	593,355,057
FACE AMOUNT
SHORT-TERM INVESTMENTS — 21.9%
	U.S. Government Agencies — 0.9%
	Federal Home Loan Bank (FHLB), Discount Notes:
$2,700,000	0.451% due 1/6/10(g)	2,699,831
400,000	0.010% due 1/25/10(g)(h)	399,998
	Federal National Mortgage Association (FNMA), Discount Notes:
2,574,000	0.009% - 0.401% due 1/25/10(a)(g)(h)	2,573,334
150,000	0.030% due 1/29/10(a)(g)(h)	149,997
3,000	0.290% due 2/1/10(a)(g)	2,999
	Total U.S. Government Agencies (Cost — $5,826,159)	5,826,159
	U.S. Government Obligations — 14.3%
	U.S. Treasury Bills:
50,000,000	0.165% due 4/29/10(g)	49,987,700
25,000,000	0.152% due 6/17/10(g)	24,979,850
12,610,000	0.241% - 0.261% due 11/18/10(g)	12,566,558
	Total U.S. Government Obligations (Cost — $87,537,680)	87,534,108
	Repurchase Agreement — 6.7%
41,409,000	Morgan Stanley tri-party repurchase agreement dated 12/31/09, 0.005% due 1/4/10; Proceeds at maturity — $41,409,023; (Fully collateralized by U.S. government agency obligation, 0.900% due 4/8/10; Market value — $42,242,034) (Cost — $41,409,000)	41,409,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $134,772,839)	134,769,267
	TOTAL INVESTMENTS — 118.5% (Cost — $754,290,092#)	728,124,324
	Liabilities in Excess of Other Assets — (18.5)%	(113,885,010)
	TOTAL NET ASSETS — 100.0%	$614,239,314

See Notes to Financial Statements.

18	Legg Mason Western Asset Government Securities Fund 2009 Annual Report

LEGG MASON WESTERN ASSET GOVERNMENT SECURITIES FUND

*	Non-income producing security.

(a)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009.

(c)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(f)	Illiquid security.

(g)	Rate shown represents yield-to-maturity.

(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is $754,898,240.

Abbreviations used in this schedule:
ARM	—Adjustable Rate Mortgage
IO	—Interest Only
PAC	—Planned Amortization Class

SCHEDULE OF WRITTEN OPTIONS
CONTRACTS	SECURITY	EXPIRATION DATE	STRIKE PRICE	VALUE
74	Eurodollar Futures, Call	6/14/10	$99.38	$30,525
57	Eurodollar Futures, Call	9/13/10	99.25	21,019
74	Eurodollar Futures, Put	6/14/10	99.38	40,700
57	Eurodollar Futures, Put	9/13/10	98.75	41,325
	TOTAL WRITTEN OPTIONS (Premiums received — $133,261)			$133,569

See Notes to Financial Statements.

Legg Mason Western Asset Government Securities Fund 2009 Annual Report	19

Statement of assets and liabilities

December 31, 2009

ASSETS:
Investments, at value (Cost — $754,290,092)	$728,124,324
Cash	937
Receivable for securities sold	4,438,578
Interest receivable	2,236,135
Receivable for Fund shares sold	1,294,594
Unrealized appreciation on swaps	755,481
Deposits with brokers for open futures contracts	162,321
Principal paydown receivable	98,876
Premiums paid for open swaps	13,411
Prepaid expenses	41,133
Total Assets	737,165,790
LIABILITIES:
Payable for securities purchased	119,910,301
Payable for Fund shares repurchased	1,703,530
Investment management fee payable	287,898
Payable to broker — variation margin on open futures contracts	209,661
Distribution fees payable	174,413
Written options, at value (premium received $133,261)	133,569
Distributions payable	68,487
Trustees’ fees payable	12,714
Accrued expenses	425,903
Total Liabilities	122,926,476
TOTAL NET ASSETS	$614,239,314
NET ASSETS:
Par value (Note 7)	$629
Paid-in capital in excess of par value	658,543,385
Undistributed net investment income	1,917,127
Accumulated net realized loss on investments, futures contracts, written options and foreign currency transactions	(19,473,007)
Net unrealized depreciation on investments, futures contracts, written options and swap contracts	(26,748,820)
TOTAL NET ASSETS	$614,239,314

See Notes to Financial Statements.

20	Legg Mason Western Asset Government Securities Fund 2009 Annual Report

Shares Outstanding:
Class 1	5,451,453
Class A	43,729,202
Class B	6,324,913
Class C	7,113,289
Class I	263,467
Net Asset Value:
Class 1 (and redemption price)	$9.77
Class A (and redemption price)	$9.77
Class B*	$9.77
Class C*	$9.77
Class I (and redemption price)	$9.80
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$10.20

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Western Asset Government Securities Fund 2009 Annual Report	21

Statement of operations

For the Year Ended December 31, 2009

INVESTMENT INCOME:
Interest	$27,996,604
EXPENSES:
Investment management fee (Note 2)	3,482,223
Distribution fees (Notes 2 and 5)	2,102,006
Transfer agent fees (Note 5)	1,146,879
Shareholder reports (Note 5)	97,900
Registration fees	62,093
Audit and tax	42,210
Legal fees	39,279
Insurance	14,372
Trustees’ fees	10,946
Custody fees	8,530
Miscellaneous expenses	15,930
Total Expenses	7,022,368
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(424,851)
Net Expenses	6,597,517
NET INVESTMENT INCOME	21,399,087
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1, 3 AND 4):
Net Realized Gain (Loss) From:
Investment transactions	14,818,527
Futures contracts	512,901
Written options	982,845
Foreign currency transactions	(6,471)
Net Realized Gain	16,307,802
Change in Net Unrealized Appreciation/Depreciation From:
Investments	12,152,962
Futures contracts	2,295,894
Written options	1,253,752
Swap contracts	755,481
Change in Net Unrealized Appreciation/Depreciation	16,458,089
NET GAIN ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	32,765,891
INCREASE IN NET ASSETS FROM OPERATIONS	$54,164,978

See Notes to Financial Statements.

22	Legg Mason Western Asset Government Securities Fund 2009 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED DECEMBER 31,	2009	2008
OPERATIONS:
Net investment income	$21,399,087	$26,537,083
Net realized gain	16,307,802	8,431,444
Change in net unrealized appreciation/depreciation	16,458,089	(28,252,982)
Increase in Net Assets From Operations	54,164,978	6,715,545
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(21,267,843)	(26,978,622)
Decrease in Net Assets From Distributions to Shareholders	(21,267,843)	(26,978,622)
FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	123,201,723	127,676,742
Reinvestment of distributions	20,326,466	23,866,990
Cost of shares repurchased	(196,789,370)	(186,566,218)
Net assets of shares issued in connection with merger (Note 8)	—	38,794,458
Increase (Decrease) in Net Assets From Fund Share Transactions	(53,261,181)	3,771,972
DECREASE IN NET ASSETS	(20,364,046)	(16,491,105)
NET ASSETS:
Beginning of year	634,603,360	651,094,465
End of year*	$614,239,314	$634,603,360
* Includes undistributed net investment income of:	$1,917,127	$422,664

See Notes to Financial Statements.

Legg Mason Western Asset Government Securities Fund 2009 Annual Report	23

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS 1 SHARES[1]	2009	2008	2007	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$9.28	$9.59	$9.67	$9.74	$9.87
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.36	0.44	0.48	0.42	0.37
Net realized and unrealized gain (loss)	0.49	(0.31)	(0.07)	(0.02)	(0.13)
Total income from operations	0.85	0.13	0.41	0.40	0.24
LESS DISTRIBUTIONS FROM:
Net investment income	(0.36)	(0.44)	(0.49)	(0.47)	(0.37)
Total distributions	(0.36)	(0.44)	(0.49)	(0.47)	(0.37)
NET ASSET VALUE, END OF YEAR	$9.77	$9.28	$9.59	$9.67	$9.74
Total return[3]	9.26%	1.39%	4.32%	4.22%	2.50%
NET ASSETS, END OF YEAR (MILLIONS)	$53	$57	$66	$74	$84
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.79%	0.76%	0.86%	0.77%[4]	0.87%
Net expenses	0.67 [5,6,7]	0.56 [5,7,8]	0.62 [5,7,8]	0.76 [4,7]	0.87
Net investment income	3.75	4.60	5.01	4.41	3.73
PORTFOLIO TURNOVER RATE[9]	35%	23%	88%	266%	141%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 30, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.75% and 0.74%, respectively.

[5]

Effective at the close of business on February 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.73% for Class 1 shares until May 1, 2009. In addition to the contractual expense limitation, management had agreed to voluntarily waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses for Class 1 shares to 0.25% lower than Class A shares’ total annual operating expenses effective July 27, 2007 through September 17, 2009.

[6]

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class 1 shares will not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.25%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 298%, 276%, 499%, 615% and 315% for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively.

See Notes to Financial Statements.

24	Legg Mason Western Asset Government Securities Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS A SHARES[1]	2009	2008		2007		2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$9.27	$9.58		$9.66		$9.73	$9.86
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.33	0.41		0.46		0.40	0.35
Net realized and unrealized gain (loss)	0.50	(0.30)		(0.08)		(0.03)	(0.12)
Total income from operations	0.83	0.11		0.38		0.37	0.23
LESS DISTRIBUTIONS FROM:
Net investment income	(0.33)	(0.42)		(0.46)		(0.44)	(0.36)
Total distributions	(0.33)	(0.42)		(0.46)		(0.44)	(0.36)
NET ASSET VALUE, END OF YEAR	$9.77	$9.27		$9.58		$9.66	$9.73
Total return[3]	9.11%	1.14%		4.11%		3.98%	2.36%
NET ASSETS, END OF YEAR (MILLIONS)	$427	$430		$421		$312	$339
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.98%	0.97%		1.00%		0.99%[4]	1.00%
Net expenses	0.92 [5,6]	0.81	[5,6],7	0.82	[5,6],7	0.98 [4,6]	1.00
Net investment income	3.50	4.35		4.81		4.19	3.60
PORTFOLIO TURNOVER RATE[8]	35%	23%		88%		266%	141%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 30, 2007.

[3]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.97% and 0.96%, respectively.

[5]

Effective at the close of business on February 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.81% for Class A shares until May 1, 2009. On December 5, 2008, the contractual expense limitation was reduced from 0.81% to 0.80%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 298%, 276%, 499%, 615% and 315% for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively.

See Notes to Financial Statements.

Legg Mason Western Asset Government Securities Fund 2009 Annual Report	25

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS B SHARES[1]	2009	2008	2007	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$9.28	$9.59	$9.67	$9.74	$9.87
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.28	0.36	0.41	0.34	0.30
Net realized and unrealized gain (loss)	0.48	(0.30)	(0.08)	(0.03)	(0.12)
Total income from operations	0.76	0.06	0.33	0.31	0.18
LESS DISTRIBUTIONS FROM:
Net investment income	(0.27)	(0.37)	(0.41)	(0.38)	(0.31)
Total distributions	(0.27)	(0.37)	(0.41)	(0.38)	(0.31)
NET ASSET VALUE, END OF YEAR	$9.77	$9.28	$9.59	$9.67	$9.74
Total return[3]	8.33%	0.60%	3.54%	3.32%	1.80%
NET ASSETS, END OF YEAR (MILLIONS)	$62	$72	$81	$72	$89
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.62%	1.58%	1.66%	1.62%[4]	1.55%
Net expenses	1.53 [5,6]	1.35 [5,6,7]	1.37 [5,6,7]	1.62 [4,6]	1.55
Net investment income	2.90	3.81	4.22	3.55	3.04
PORTFOLIO TURNOVER RATE[8]	35%	23%	88%	266%	141%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 30, 2007.

[3]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.60% and 1.60%, respectively.

[5]

Effective at the close of business on February 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 1.35% for Class B shares until May 1, 2009.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 298%, 276%, 499%, 615% and 315% for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively.

See Notes to Financial Statements.

26	Legg Mason Western Asset Government Securities Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS C SHARES[1]	2009		2008	2007	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$9.28		$9.59	$9.67	$9.74	$9.87
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.27		0.35	0.40	0.37	0.31
Net realized and unrealized gain (loss)	0.49		(0.31)	(0.07)	(0.03)	(0.13)
Total income from operations	0.76		0.04	0.33	0.34	0.18
LESS DISTRIBUTIONS FROM:
Net investment income	(0.27)		(0.35)	(0.41)	(0.41)	(0.31)
Total distributions	(0.27)		(0.35)	(0.41)	(0.41)	(0.31)
NET ASSET VALUE, END OF YEAR	$9.77		$9.28	$9.59	$9.67	$9.74
Total return[3]	8.26%		0.47%	3.54%	3.65%	1.87%
NET ASSETS, END OF YEAR (MILLIONS)	$69		$74	$73	$10	$14
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.67%		1.83%	1.59%	1.34%[4]	1.45%
Net expenses	1.60	[5],[6]	1.47 [5,6,7]	1.38 [5,6,7]	1.31 [4,6]	1.45
Net investment income	2.82		3.70	4.25	3.85	3.14
PORTFOLIO TURNOVER RATE[8]	35%		23%	88%	266%	141%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 30, 2007.

[3]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.33% and 1.29%, respectively.

[5]

Effective at the close of business on February 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 1.38% for Class C shares until May 1, 2008 and 1.52% for the period from May 1, 2008 until May 1, 2009.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 298%, 276%, 499%, 615% and 315% for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively.

See Notes to Financial Statements.

Legg Mason Western Asset Government Securities Fund 2009 Annual Report	27

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS I SHARES[1]	2009	2008	2007	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$9.30	$9.60	$9.68	$9.75	$9.88
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.35	0.45	0.49	0.44	0.39
Net realized and unrealized gain (loss)	0.50	(0.30)	(0.07)	(0.03)	(0.12)
Total income from operations	0.85	0.15	0.42	0.41	0.27
LESS DISTRIBUTIONS FROM:
Net investment income	(0.35)	(0.45)	(0.50)	(0.48)	(0.40)
Total distributions	(0.35)	(0.45)	(0.50)	(0.48)	(0.40)
NET ASSET VALUE, END OF YEAR	$9.80	$9.30	$9.60	$9.68	$9.75
Total return[3]	9.35%	1.58%	4.46%	4.39%	2.75%
NET ASSETS, END OF YEAR (MILLIONS)	$3	$2	$10	$101	$104
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.75%	0.59%	0.58%	0.60%[4]	0.59%
Net expenses	0.71 [5,6,7]	0.48 [6,7,8]	0.48 [6,7,8]	0.59 [4,7]	0.59
Net investment income	3.68	4.68	5.11	4.58	3.97
PORTFOLIO TURNOVER RATE[9]	35%	23%	88%	266%	141%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 30, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.58% and 0.57%, respectively.

[5]

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.85%.

[6]

Effective at the close of business on February 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.48% for Class I shares until May 1, 2009.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 298%, 276%, 499%, 615% and 315% for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively.

See Notes to Financial Statements.

28	Legg Mason Western Asset Government Securities Fund 2009 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Western Asset Government Securities Fund (formerly known as Legg Mason Partners Government Securities Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the”1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through February 23, 2010, the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Legg Mason Western Asset Government Securities Fund 2009 Annual Report	29

Notes to financial statements continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Mortgage-backed securities	—	$465,520,117	—	$465,520,117
Asset-backed securities	—	23,661,683	—	23,661,683
Collateralized mortgage obligations	—	54,724,060	—	54,724,060
U.S. government & agency obligations	—	48,120,104	—	48,120,104
U.S. treasury inflation protected security	—	1,179,862	—	1,179,862
Preferred stocks	$149,231	—	—	149,231
Total long-term investments	$149,231	$593,205,826	—	$593,355,057
Short-term investments†	—	134,769,267	—	134,769,267
Total investments	$149,231	$727,975,093	—	$728,124,324
Other financial instruments:
Written options	(133,569)	—	—	(133,569)
Futures contracts	(1,338,225)	—	—	(1,338,225)
Interest rate swaps‡	—	768,892	—	768,892
Total other financial instruments	$(1,471,794)	$768,892	—	$(702,902)
Total	$(1,322,563)	$728,743,985	—	$727,421,422

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

30	Legg Mason Western Asset Government Securities Fund 2009 Annual Report

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	TOTAL
Balance as of December 31, 2008	$2,865,700	$839,226	$3,704,926
Accrued premiums/discounts	—	—	—
Realized gain/(loss)[1]	—	(51)	(51)
Change in unrealized appreciation (depreciation)[2]	56,806	29,849	86,655
Net purchases (sales)	(541,267)	(147,181)	(688,448)
Net transfers in and/or out of Level 3	(2,381,239)	(721,843)	(3,103,082)
Balance as of December 31, 2009	—	—	—

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of

Legg Mason Western Asset Government Securities Fund 2009 Annual Report	31

Notes to financial statements continued

the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

32	Legg Mason Western Asset Government Securities Fund 2009 Annual Report

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Fund are recognized in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment in the Statement of Operations.

Interest rate swaps. The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(f) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the

Legg Mason Western Asset Government Securities Fund 2009 Annual Report	33

Notes to financial statements continued

principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(g) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(i) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been

34	Legg Mason Western Asset Government Securities Fund 2009 Annual Report

stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying

Legg Mason Western Asset Government Securities Fund 2009 Annual Report	35

Notes to financial statements continued

mortgages, collection of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Share class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(o) Compensating balance agreements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash deposit with the bank.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2009, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(q) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value

36	Legg Mason Western Asset Government Securities Fund 2009 Annual Report

per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	—	$(88,839)	$88,839
(b)	$1,363,219	(1,363,219)	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryover.

(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, losses from mortgage-backed securities treated as capital losses for tax purposes, and book/tax differences in the treatment of Treasury Inflation-Protected Securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $2 billion	0.550%
Next $2 billion	0.500
Next $2 billion	0.450
Next $2 billion	0.400
Over $8 billion	0.350

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Management had agreed to contractually waive fees and/or reimburse expenses to limit total annual operating expenses to 0.73%, 0.80%, 1.35%, 1.52% and 0.48% for Class 1, Class A, Class B, Class C and Class I shares, respectively, until May 1, 2009.

In addition to the contractual expense limitation, management had agreed to voluntarily waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses for Class 1 shares to 0.25% lower than Class A shares’ total net annual operating expenses through September 17, 2009.

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class 1 shares will not

Legg Mason Western Asset Government Securities Fund 2009 Annual Report	37

Notes to financial statements continued

exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.25%, and the ratio of expenses to average net assets of Class I shares will not exceed 0.85%. This expense limitation cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

During the year ended December 31, 2009, LMPFA waived a portion of its investment management fee and/or reimbursed Fund expenses in the amount of $424,851.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% after the first year and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2009, LMIS and its affiliates received sales charges of approximately $66,000 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2009, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS A	CLASS B	CLASS C
CDSCs	$2,000	$103,000	$2,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of December 31, 2009, the Fund had $2,714 deferred compensation payable.

38	Legg Mason Western Asset Government Securities Fund 2009 Annual Report

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$10,665,998	$2,029,948,265
Sales	38,860,774	2,157,811,401

At December 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$18,408,483
Gross unrealized depreciation	(45,182,399)
Net unrealized depreciation	$(26,773,916)

At December 31, 2009, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to buy:
90-Day Eurodollar	23	6/10	$5,642,866	$5,710,900	$68,034
90-Day Eurodollar	188	9/10	45,987,996	46,483,000	495,004
90-Day Eurodollar	162	12/10	39,664,783	39,880,350	215,567
90-Day Eurodollar	165	3/12	40,105,849	39,907,313	(198,536)
U.S. Treasury 2-Year Notes	78	3/10	16,945,691	16,868,719	(76,972)
U.S. Treasury 5-Year Notes	54	3/10	6,294,551	6,176,672	(117,879)
U.S. Treasury 10-Year Notes	618	3/10	72,945,126	71,350,031	(1,595,095)
U.S. Treasury 30-Year Bonds	63	3/10	7,567,666	7,268,625	(299,041)
					$(1,508,918)
Contracts to sell:
Euro Bundes Obligationer	70	3/10	12,331,927	12,161,234	170,693
Net unrealized loss on open futures contracts					$(1,338,225)

At December 31, 2009, the Fund held TBA securities with a total cost of $115,467,980.

Legg Mason Western Asset Government Securities Fund 2009 Annual Report	39

Notes to financial statements continued

During the year ended December 31, 2009, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS	PREMIUMS
Written options, outstanding December 31, 2008	462	$409,909
Options written	1,702	764,321
Options closed	(527)	(292,646)
Options exercised	(612)	(335,665)
Options expired	(763)	(412,658)
Written options, outstanding December 31, 2009	262	$133,261

At December 31, 2009, the Fund had the following open swap contracts:

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION
Interest Rate Swaps:
Goldman Sachs Group Inc.	$61,700,000	11/3/10	USD-CMS 10-Year	USD-CMM	—	$57,187	*
Goldman Sachs Group Inc.	39,400,000	11/11/10	USD-CMS 10-Year	USD-CMM	—	55,844	*
Barclays Capital Inc.	16,200,000	3/17/20	3.600%	3-Month LIBOR	$13,411	642,450
Total	$117,300,000				$13,411	$755,481

‡	Percentage shown is an annual percentage rate.

*	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2009.

ASSET DERIVATIVES[1]
	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	Total
Futures contracts[2]	$949,298	—	$949,298
Swap contracts[3]	768,892	—	768,892
Total	$1,718,190	—	$1,718,190

LIABILITY DERIVATIVES[1]
	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Written options	$133,569	—	$133,569
Futures contracts[2]	2,287,523	—	2,287,523
Total	$2,421,092	—	$2,421,092

40	Legg Mason Western Asset Government Securities Fund 2009 Annual Report

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[3]	Values include premiums paid/(received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Written options	$982,845	—	$982,845
Purchased options	(484,188)	—	(484,188)
Futures contracts	512,901	—	512,901
Total	$1,011,558	—	$1,011,558

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Written options	$1,253,752	—	$1,253,752
Purchased options	100,985	—	100,985
Futures contracts	2,295,894	—	2,295,894
Swap contracts	755,481	—	755,481
Total	$4,406,112	—	$4,406,112

During the year ended December 31, 2009, the Fund had average market values of $1,100,544, $290,135,753 and $63,851,401 in written options, futures contracts (to buy) and futures contracts (to sell), respectively, and average notional balances in interest rate swap contracts of $22,792,308. At December 31, 2009, the Fund did not have purchased options outstanding but had an average market value of $33,175 in purchased options during the year ended December 31, 2009.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives

Legg Mason Western Asset Government Securities Fund 2009 Annual Report	41

Notes to financial statements continued

Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of December 31, 2009, there were no derivative positions with credit related contingent features having a total value in a net liability position. The Fund did not hold or post collateral for its swap transactions.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES*
Class 1	—	$102,269	$9,010
Class A	$1,087,995	593,145	38,019
Class B	509,730	179,845	15,560
Class C	504,281	266,982	10,011
Class I	—	4,638	22
Total	$2,102,006	$1,146,879	$72,622

*	For the period January 1, 2009 through September 8, 2009. Subsequent to September 8, 2009 these expenses were accrued as common fund expenses.

For the year ended December 31, 2009, waivers and/or reimbursements by class were as follows:

WAIVERS/ REIMBURSEMENTS
Class 1	$62,971
Class A	245,986
Class B	65,654
Class C	49,114
Class I	1,126
Total	$424,851

42	Legg Mason Western Asset Government Securities Fund 2009 Annual Report

6. Distributions to shareholders by class

	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
Net Investment Income:
Class 1	$2,048,783	$2,847,731
Class A	15,136,981	18,015,321
Class B	1,959,513	2,948,109
Class C	2,016,104	2,745,313
Class I	106,462	422,148
Total	$21,267,843	$26,978,622

7. Shares of beneficial interest

At December 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class 1
Shares issued on reinvestment	214,737	$2,051,229	300,769	$2,838,563
Shares repurchased	(889,796)	(8,476,969)	(1,032,437)	(9,770,527)
Net decrease	(675,059)	$(6,425,740)	(731,668)	$(6,931,964)
Class A
Shares sold	8,487,677	$80,453,084	7,749,394	$72,981,419
Shares issued on reinvestment	1,501,718	14,332,619	1,633,305	15,375,776
Shares repurchased	(12,685,127)	(120,724,296)	(11,048,025)	(104,059,990)
Shares issued with merger	—	—	4,091,290	37,570,016
Net increase (decrease)	(2,695,732)	$(25,938,593)	2,425,964	$21,867,221
Class B
Shares sold	1,559,130	$14,760,633	1,681,023	$15,873,793
Shares issued on reinvestment	199,883	1,907,567	289,705	2,732,152
Shares repurchased	(3,141,159)	(29,889,589)	(2,708,366)	(25,546,119)
Net decrease	(1,382,146)	$(13,221,389)	(737,638)	$(6,940,174)

Legg Mason Western Asset Government Securities Fund 2009 Annual Report	43

Notes to financial statements continued

	YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class C
Shares sold	2,731,198	$26,009,797	3,952,307	$37,353,339
Shares issued on reinvestment	203,757	1,946,002	269,005	2,535,667
Shares repurchased	(3,744,252)	(35,704,031)	(3,882,063)	(36,606,891)
Net increase (decrease)	(809,297)	$(7,748,232)	339,249	$3,282,115
Class I
Shares sold	204,735	$1,978,209	153,910	$1,468,191
Shares issued on reinvestment	9,275	89,049	40,686	384,832
Shares repurchased	(204,334)	(1,994,485)	(1,129,712)	(10,582,691)
Shares issued with merger	—	—	133,041	1,224,442
Net increase (decrease)	9,676	$72,773	(802,075)	$(7,505,226)

8. Transfer of net assets

On December 5, 2008, the Fund acquired the assets and certain liabilities of the Legg Mason Partners Intermediate-Term U.S. Government Fund (the “Acquired Fund”), pursuant to a plan of reorganization approved by the Acquired Fund shareholders on November 24, 2008. Holders of Class A, Class B and Class C shares of the Acquired Fund received Class A shares of the Fund, and holders of Class O shares of the Acquired Fund received Class I shares of the Fund. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

ACQUIRED FUND	SHARES ISSUED BY THE FUND	TOTAL NET ASSETS OF THE LEGG MASON PARTNERS INTERMEDIATE-TERM U.S. GOVERNMENT FUND	TOTAL NET ASSETS OF THE FUND
Legg Mason Partners Intermediate-Term U.S. Government Fund	4,224,331	$38,794,458	$597,712,634

The total net assets of the Acquired Fund before acquisition included unrealized depreciation of $(8,853,396), accumulated net realized loss of $(3,256,714) and overdistributed net investment income of $(2,275). Total net assets of the Fund immediately after the transfer were $636,507,092. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

9. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

RECORD DATE PAYABLE DATE	CLASS 1	CLASS A	CLASS B	CLASS C	CLASS I
Daily 1/29/2010	$0.022047	$0.020136	$0.015125	$0.015355	$0.021312

44	Legg Mason Western Asset Government Securities Fund 2009 Annual Report

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2009	2008
Distributions Paid From:
Ordinary income	$21,267,843	$26,978,622

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$2,026,562
Capital loss carryforward*	(20,354,662)
Other book/tax temporary differences(a)	1,380,368
Unrealized appreciation/(depreciation)(b)	(27,356,968)
Total accumulated earnings/(losses) — net	$(44,304,700)

*	During the taxable year ended December 31, 2009, the Fund utilized $11,449,813 of its capital loss carryover available from prior years. As of December 31, 2009, the Fund had the following net capital loss carryforwards remaining:

YEAR OF EXPIRATION	AMOUNT
12/31/2011	$(16,992)
12/31/2012	(1,144,175)
12/31/2013	(1,801,604)
12/31/2014	(15,354,870)
12/31/2015	(1,882,606)
12/31/2016	(154,415)
$(20,354,662)

These amounts will be available to offset any future taxable capital gains. Additionally, a portion of the losses transferred from the reorganization discussed in Note 8 may be subject to certain limitations for tax purposes.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

10. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in

Legg Mason Western Asset Government Securities Fund 2009 Annual Report	45

Notes to financial statements continued

1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as a sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

46	Legg Mason Western Asset Government Securities Fund 2009 Annual Report

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

11. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”).

Legg Mason Western Asset Government Securities Fund 2009 Annual Report	47

Notes to financial statements continued

The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the U.S. District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. On February 16, 2010, the U.S. Court of Appeals for the Second Circuit issued its opinion affirming the dismissal, in part, and vacating and remanding, in part. The opinion affirmed the dismissal with prejudice of plaintiffs’ claim pursuant to Section 36(b) of the Investment Company Act but vacated the dismissal of the Section 10(b) securities fraud claim. The case has been remanded to Judge Pauley of the U.S. District Court for the Southern District of New York.

12. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset / CitiSM New York Tax Free Reserves (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant. The

48	Legg Mason Western Asset Government Securities Fund 2009 Annual Report

complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit ruled that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. Briefing and oral argument are expected to occur during 2010.

Legg Mason Western Asset Government Securities Fund 2009 Annual Report	49

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Western Asset Government Securities Fund (formerly Legg Mason Partners Government Securities Fund), a series of Legg Mason Partners Income Trust, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Government Securities Fund as of December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 23, 2010

50	Legg Mason Western Asset Government Securities Fund 2009 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 9-10, 2009, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset Government Securities Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the Meeting and considered the responses provided by management before the Meeting. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

Legg Mason Western Asset Government Securities Fund	51

Board approval of management and subadvisory agreements (unaudited) continued

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had continued to expand as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans and organizational changes. The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were satisfactory.

Fund performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic

52	Legg Mason Western Asset Government Securities Fund

intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as U.S. mortgage funds by Lipper, showed, among other data, that the Fund’s performance for the 1- and 3-year periods ended June 30, 2009 was below the median and that its performance was slightly below the median for the 5- and 10-year periods ended June 30, 2009. The Board noted the explanations from the Manager and the Subadviser concerning the underperformance versus the peer group.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that it will continue to evaluate the Fund’s performance and any actions taken by the Manager and the Subadviser to continue to improve performance.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services (including services related to the preparation and maintenance of the Fund’s registration statement and shareholder reports, as well as calculation of the Fund’s net asset value on a daily basis), office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the

Legg Mason Western Asset Government Securities Fund	53

Board approval of management and subadvisory agreements (unaudited) continued

differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail front-end load funds (including the Fund) classified as U.S. mortgage funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was above the median and Actual Management Fee was below the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board also considered that the current limitation on the Fund’s expenses is expected to continue until December 2011.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant two years ago. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that although the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered, the Fund’s Actual Management Fee was below the median of its Expense Group.

54	Legg Mason Western Asset Government Securities Fund

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

***

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Legg Mason Western Asset Government Securities Fund	55

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset Government Securities Fund (formerly known as Legg Mason Partners Government Securities Fund) (the “Fund”) are managed under the direction of the Board of Trustees. The current Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”), and executive officers of the Fund, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

INDEPENDENT TRUSTEES
ELLIOTT J. BERV
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

56	Legg Mason Western Asset Government Securities Fund

A. BENTON COCANOUGHER
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Interim Dean, George Bush School of Government and Public Service, Texas A&M University (since 2009); Dean Emeritus and Professor Emeritus, Mays School of Business, Texas A&M University (since 2004); formerly, Interim Chancellor, Texas A&M University System (2003 to 2004); formerly, Special Advisor to the President, Texas A&M University (2002 to 2003); formerly, Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (1987 to 2001)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	None
JANE F. DASHER
Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	None
MARK T. FINN
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Principal/ Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	None

Legg Mason Western Asset Government Securities Fund	57

Additional information (unaudited) continued

Information about Trustees and Officers

RAINER GREEVEN
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	Avica, Ltd (industrial and real estate holding) (since 2002)
STEPHEN R. GROSS
Birth year	1947
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm)
(since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)
RICHARD E. HANSON, JR.
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	None

58	Legg Mason Western Asset Government Securities Fund

DIANA R. HARRINGTON
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Professor, Babson College (since 1992)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	None
SUSAN M. HEILBRON
Birth year	1945
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None
SUSAN B. KERLEY
Birth year	1951
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (95 funds)

Legg Mason Western Asset Government Securities Fund	59

Additional information (unaudited) continued

Information about Trustees and Officers

ALAN G. MERTEN
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)
R. RICHARDSON PETTIT
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None

60	Legg Mason Western Asset Government Securities Fund

INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3]
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, CitiFund Management Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly Managing Director of Citigroup Global Markets Inc. (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)
Number of portfolios in fund complex over- seen by Trustee	134
Other board member- ships held by Trustee	Former Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)
OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street New York, NY 10041
Birth year	1957
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”)
(1999 to 2004)
TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (2002 to 2005)

Legg Mason Western Asset Government Securities Fund	61

Additional information (unaudited) continued

Information about Trustees and Officers

JOHN CHIOTA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001 to 2004)
THOMAS C. MANDIA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (1992 to 2005)
DAVID CASTANO Legg Mason 55 Water Street, New York, NY 10041
Birth year	1971
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (2004 to 2006); Supervisor at UBS Global Asset Management (2003 to 2004); Accounting Manager at CAM (prior to 2003)

62	Legg Mason Western Asset Government Securities Fund

MATTHEW PLASTINA Legg Mason 55 Water Street, New York, NY 10041
Birth year	1970
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Western Asset Government Securities Fund	63

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2009:

Record date:	Daily
Payable date:	Monthly
Interest from federal obligations	3.10%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

64	Legg Mason Western Asset Government Securities Fund

Legg Mason Western Asset

Government Securities Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

PNC Global Investment Servicing

4400 Computer Drive

Westborough, Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Western Asset Government Securities Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON WESTERN ASSET GOVERNMENT SECURITIES FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Government Securities Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh largest money manager in the world according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0316 2/10 SR10-1034

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2008 and December 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $190,900 in 2008 and $163,425 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $14,400 in 2008 and in $12,655 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus Supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $18,550 in 2008 and $11,650 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2008 and 2009; Tax Fees were 100% and 100% for 2008 and 2009; and Other Fees were 100% and 100% for 2008 and 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2009.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act . The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date: March 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date: March 2, 2010

By:	/s/ FRANCES M. GUGGINO
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: March 2, 2010